UNITED STATES

SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey	07606
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 2, 2009 and effective immediately, the Board of Directors of AEP Industries Inc. (the “Company”) approved amendments to, and the restatement of, the Company’s Third Amended and Restated By-Laws. The material provisions of these amendments include (i) clarifying the timing of, and specifying additional information required in connection with, the nomination of directors and the proposal of other business by stockholders and (ii) clarifying the indemnification rights of directors, officers, employees and other persons.

Advanced Notice Provisions. As amended, the By-Laws are intended to better assure that stockholders and the Company have a reasonable opportunity to consider nominations and other business proposed to be brought before a meeting of stockholders and to allow for full information to be considered by the Board of Directors and stockholders.

The amendments, among other things:

•

Revise the timing of a stockholder’s notice of director nominations or other business at an annual meeting to not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the current year’s annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be delivered not later than the close of business on the 90th day (or, if the first public announcement of the date of such meeting is made less than 100 days prior to such meeting, then as of the close of business on the 10th day following the day on which such public announcement is first made by the Company) nor earlier than the 120th day prior to such current year’s annual meeting. Also clarify the additional time for a stockholder’s notice for an annual meeting in the limited case of an increase in the number of directors to be elected without the requisite public announcement by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting.

•

Revise the timing of a stockholder’s notice of director nominations at a special meeting to not later than the close of business on the 90th day (or, if the first public announcement of the date of such meeting and the nominees proposed by the Board of Directors to be elected at such meeting is made less than 100 days prior to such meeting, then as of the close of business on the 10th day following the day on which such public announcement is first made) nor earlier than the 120th day prior to such special meeting.

•	Require additional information to be provided in the advance notice in connection with director nominations or proposed other business:

•

Require that a stockholder nominating a person for election as a director provide certain information to enable the Company to determine whether the proposed nominee qualifies as an independent director and otherwise is in compliance with the Company’s policies and guidelines applicable to directors;

•

Require a stockholder and beneficial owner(s), if any, on whose behalf the action is being made to disclose additional information regarding such persons’ interest in the matters being proposed, arrangements between the persons proposing such action, the interests of such persons and related persons in the Company’s stock, including disclosure of agreements that involve hedging, short positions and similar arrangements and agreements that involve acquiring, voting, holding or disposing of the Company’s stock, and whether such persons intend to solicit proxies in support of the proposed business or nominee; and

•

Require information provided to the Company to be updated and supplemented so that such information is true and correct as of the record date and within 15 days prior to the applicable meeting or any adjournment or postponement thereof.

•	Define and otherwise clarify the scope and meaning of certain terms, including public announcement and beneficial owner.

•	Clarify that adjournments or postponements of a stockholders’ meeting do not commence a new time period for the giving of a stockholder’s advance notice.

•

Explicitly provide that the advance notice procedures set forth in the By-laws are the exclusive means for a stockholder to submit business proposals or director nominations at annual and special meetings, as applicable, other than proposals governed by Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, and included in the Company’s notice of meeting.

•	Provide greater clarity regarding the Company’s authority to address non-compliance with the notice requirements.

Indemnification. As amended, the By-Laws are intended to clarify the indemnification provisions in the Company’s Restated Certificate of Incorporation.

The amendments, among other things:

•

Provide that a person’s right to indemnification and advancement of expenses, as applicable, is a contractual right and vests when that person becomes a director, officer, employee or agent of the Company (or is acting at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise) and that such right continues even after the person ceases to be a director, officer, employee or agent of the Company.

•

Provide for officers and directors to receive an advance of expenses for indemnifiable proceedings, subject to certain conditions, and allows the Board of Directors to authorize the advancement of expenses to other persons.

•	Establish the rights and procedures for a claimant to bring suit against the Company for indemnification amounts.

•	Provide that if the Bylaws are amended, modified or repealed, such provisions cannot alter a person’s right to indemnification or the advancement of expenses prior to the date of such amendment.

Other. Additional technical changes were made to conform to current Delaware law, as well as other clarifications and enhancements generally. In addition, various references to the Company’s prior Governance Agreement have been deleted due to the prior termination of such agreement.

The foregoing summary is qualified in its entirety by reference to the Company’s Fourth Amended and Restated By-laws, which is attached hereto as Exhibits 3.1 (clean version) and 3.2 (marked to show changes from the Third Amended and Restated By-Laws) and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated By-laws of AEP Industries Inc. (Amended as of November 2, 2009).

3.2	Fourth Amended and Restated By-laws of AEP Industries Inc. (Amended as of November 2, 2009) – marked version.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: November 5, 2009	By:	/S/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller

EXHIBITS

Exhibit No.	Description

3.1	Fourth Amended and Restated By-laws of AEP Industries Inc. (Amended as of November 2, 2009).

3.2	Fourth Amended and Restated By-laws of AEP Industries Inc. (Amended as of November 2, 2009) – marked version.

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